Exhibit 10.1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXECUTION VERSION

LICENSE, DEVELOPMENT, AND COMMERCIALIZATION AGREEMENT

between

RESPIVERT LTD

and

PULMATRIX, INC.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

LICENSE, DEVELOPMENT, AND COMMERCIALIZATION AGREEMENT

This license, development, and commercialization agreement is dated June 9, 2017 (“Effective Date”) and is between RESPIVERT LTD., a company incorporated in England and Wales with company number 06032131, having its registered office at 50-100 Holmers Farm Way, High Wycombe, Buckinghamshire HP12 4EG, United Kingdom (“RespiVert”), which is a subsidiary of Janssen Biotech, Inc., and PULMATRIX, INC., a Delaware company with its principal offices at 99 Hayden Avenue, Suite 390, Lexington, MA 02421 (“Pulmatrix”).

BACKGROUND

RespiVert owns and controls materials and technology related to narrow spectrum kinase inhibitor compounds.

Pulmatrix is interested in developing a pharmaceutical product using the narrow spectrum kinase inhibitor compounds.

RespiVert desires to transfer its materials and exclusively license its technology to Pulmatrix, and Pulmatrix desires to receive RespiVert’s materials and obtain the exclusive license from RespiVert.

In exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties therefore agree as follows:

Article 1

DEFINITIONS

1.1    “Active Development” means that Pulmatrix, Sublicensee, or delegated Affiliate shall use Commercially Reasonable Efforts (as defined below) in engaging in, or retaining a third- party to engage in, one or more of the following Development activities for the lead Licensed Product it has selected to Develop: formulation development, study/protocol design activity, awaiting protocol approval from the applicable institutional review board or FDA, patient recruitment, patient treatment, data analysis, report writing for any clinical trial, regulatory file(s) being drafted or pending, pricing or marketing approvals pending, manufacturing investment work, synthetic process development, drug synthesis, packaging development, manufacturing scale-up and validation, preclinical or in vitro characterization and pursuing a go/no go decision awaited from the appropriate decision-maker(s) within Pulmatrix to initiate any of the preceding activities.

1.2    “Active Pharmaceutical Ingredient (API)” means any substance or combination of substances used in a finished pharmaceutical product, intended to furnish pharmacological activity or to otherwise have direct effect in the diagnosis, cure, mitigation, treatment or prevention of disease, or to have direct effect in restoring, correcting or modifying physiological functions in human beings.

1.3    “Affiliate” means, with respect to any person, any other person that directly or indirectly controls, is controlled by or is under direct or indirect common control with, such person. For purposes of this Section 1.2, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

through the ownership of voting securities, by contract or otherwise. Control of any person by another person shall be presumed if fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest of the first person are owned, controlled or held, directly or indirectly, by the other person, or by an Affiliate of the other person. A person, for the purpose of this definition, means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.4    “Agreement” means this agreement, including its schedules and Appendices, as the same may be amended from time to time.

1.5    “Business Days” means any day other than Saturday or Sunday on which commercial banks in New York, NY are open for business.

1.6    “Calendar Quarter” means each three month period commencing on January 1, April 1, July 1, and October 1 of each Calendar Year; provided, however that the last Calendar Quarter under this Agreement will extend from the first day of such Calendar Quarter until the effective date of the termination or expiration of this Agreement.

1.7    “Calendar Year” means a calendar year commencing on January 1 and ending on December 31 during the term of this Agreement; provided, however that the last Calendar Year under this Agreement shall extend from the first day of such Calendar Year until the effective date of the termination or expiration of this Agreement.

1.8    “Change of Control” means a transaction or series of related transactions that result in (a) the holders of outstanding voting securities of a Party immediately prior to such transaction ceasing to represent at least fifty percent (50%) of the combined outstanding voting power of the surviving entity immediately after such transaction; (b) any Third Party (other than a trustee or other fiduciary holding securities under an employee benefit plan) becoming the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of a Party; or (c) a sale or other disposition to a Third Party of all or substantially all of a Party’s assets or business.

1.9    “Clinical Trial” means any research study of a therapeutic product with human subjects designed to provide specific data to determine either or both the safety and efficacy of such product.

1.10    “Combination Product” means any product containing (a) as a single formulation, two or more APIs as components including (i) an API of a Licensed Product, as to which API proprietary rights are exclusively granted to Licensee under this Agreement, and (ii) one or more other APIs, or (b) in a single package or container and intended for coordinated use, two or more products as components including (i) a Licensed Product containing a single API, and (ii) one or more other products for therapeutic administration or diagnostic use.

1.11    “Commercialize” or “Commercialization” means any action directed to marketing, promoting, distributing, importing or selling a pharmaceutical product, obtaining pricing or reimbursement approvals for that product and Clinical Trials of a Product conducted after Regulatory Approval for that Product, including label expansion, pricing/reimbursement, epidemiological, modeling and pharmacoeconomic, voluntary post-marketing surveillance and health economics studies.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.12    “Commercially Reasonable Efforts” means the efforts required to carry out a task in a reasonably diligent and sustained manner without undue interruption, pause or delay; which level is at least commensurate with the level of efforts that a reasonably financed but otherwise similarly situated company would devote to a product that is of high priority to such company and wherein the product is of similar economic value to the applicable Licensed Product, taking into account the product’s safety and efficacy, the product’s proprietary position, pricing, reimbursement and other market-specific factors, and all other relevant commercial factors (including technical, scientific, clinical and food and drug law regulatory factors).

1.13    “Compound(s)” shall mean RespiVert’s experimental narrow spectrum kinase inhibitor compounds designated as RV568, RV1162 and RV7031 and their salts, isomers, enantiomers, different physical forms (including amorphous forms) and polymorphs.

1.14    “Control” or “Controlled” means possession of the ability to grant a license or sublicense of Patents, know-how or other intangible rights as provided for herein without violating the terms of any contract or other arrangements with any Third Party.

1.15    “Currency Hedge Rate” means the rate that is calculated as a weighted average hedge rate of the outstanding external foreign currency forward hedge contract(s) of Johnson & Johnson’s Global Treasury Services Center (“GTSC”) and its Affiliates with third party banks.

1.16    “Development” or “Develop” means preclinical and clinical drug development activities, including, among other things: test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical studies and regulatory affairs, product approval and registration. When used as a verb, “Develop” means to engage in Development.

1.17 “Dollars” means the legal currency of the United States of America.

1.18    “EMA” means the European Medicines Agency or any successor agency that is responsible for reviewing applications seeking approval for the sale of pharmaceuticals in the European Union.

1.19 “Effective Date” means the date of this Agreement as set forth above.

1.20    “European Commission” means the European Commission or any successor agency that is responsible for granting marketing approvals authorizing the sale of pharmaceuticals in the EU.

1.21    “European Union” or “EU” means the countries of the European Union, as the European Union is constituted as of the Effective Date and as it may be modified from time to time.

1.22    “FDA” means the United States Food and Drug Administration or any successor agency.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.23    “Field” means the diagnosis, treatment, palliation, amelioration or prevention of (i) respiratory disease, condition, or symptom, and (ii) cancer or any related symptom, in humans or animals. “Respiratory disease, condition or symptom” is intended to include any disease, condition, or symptom that is (a) related to the respiratory system; or (b) diagnosed, treated, palliated, ameliorated, or prevented by an active pharmaceutical ingredient delivered by the respiratory pathway, for example, including oral or nasal inhalation. Notwithstanding the foregoing, the Field does not include diagnosis, treatment, palliation, amelioration or prevention of any gastrointestinal and/or ophthalmology indications in humans, but the Field does include any cancer or related indication, including without limitation any tumor suppression-related indication, in oncology such as cancers of the gastrointestinal tract and eye.

1.24    “First Commercial Sale” means, with respect to any Licensed Product, the first arm’s length sale of such Product to a Third Party in a country of the Territory by a Party, its Affiliate(s), or Sublicensee(s) for use or consumption in such country following Regulatory Approval. “Treatment IND sales,” “named patient sales” and “compassionate use sales” are not a First Commercial Sale in that country provided that such price received, if any, approximates or is less than the cost of the Licensed Product sold.

1.25    “Improvements” means any modifications of a Compound (such as structural analogs), whether individually or in a Combination Product, excluding any other aspect of the Licensed Products including dosage, formulation, and other such modifications.

1.26    “IND” means an investigational new drug application filed with the FDA as more fully defined in 21 C.F.R. §312.3, as amended from time to time, or its equivalent in any country. For purposes of this part, “IND” is synonymous with “Notice of Claim Investigational Exemption for a New Drug” and “FDA” means the U.S. Food and Drug Administration.

1.27    “Indication” means a recognized disease or condition as identified in an NDA or any supplement thereof for a Licensed Product. For the avoidance of doubt, a supplemental NDA shall be treated as corresponding to a separate Indication relative to the original NDA.

1.28    “Information” means all information including, but not limited to, screens, assays, models, inventions, practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological and clinical test data, analytical and quality control data, marketing, pricing, distribution, costs, sales, manufacturing secrets and procedures, secret processes, reports, plans, designs, prototypes, test results, working drawings, methods including testing methods, formulas, recipes, material and performance specifications and current accumulated experience acquired as a result of technical research or otherwise, and patent and legal data or descriptions (to the extent that disclosure thereof would not result in loss or waiver of privilege or similar protection) and methods as each of the foregoing relate to the Licensed Product and is Controlled by a Party or its Affiliates.

1.29    “Know-How” means all Information, including but not limited to, manufacturing trade secrets and procedures.

1.30    “Licensed Product” means any Product or Combination Product in any form or formulation that the sale, manufacture, importation, or use, but for the license granted herein, would directly infringe, or contribute to or induce the infringement of a Valid Claim of a RespiVert Patent.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.31    “MAA” means a marketing authorization application, or similar application: (a) submitted to the EMA in the European Union; or (b) submitted to a Regulatory Authority in the United Kingdom in the event the United Kingdom ceases to be subject to the jurisdiction of the EMA, for instance as a consequence of its exit from the European Union.

1.32    “Manufacturing Cost” means a supplier’s reasonable and necessary internal and third party costs incurred in manufacturing or acquisition of product, determined in accordance with supplier’s standard cost accounting policies that are in accordance with U.S. generally accepted accounting principles and consistently applied across supplier’s manufacturing network to other products that supplier manufactures.

1.33    “MHLW” means Japan’s Ministry of Health, Labor and Welfare, or any successor government agency that is responsible for approving the sale of pharmaceuticals in Japan.

1.34    “NDA” means a new drug application filed pursuant to 21 U.S.C. § 505(b)(1), as amended from time to time, or equivalent submissions with similar requirements in other countries including all documents, data and other information concerning a Licensed Product which are necessary for or included in, FDA approval to market a Licensed Product and all supplements and amendments, including supplemental new drug applications, that may be filed with respect to the foregoing as more fully defined in 21 C.F.R. §314.50 et. seq., as amended from time to time, or equivalent submissions with similar requirements in other countries.

1.35    “Net Sales” means the gross amounts invoiced on sales of a Licensed Product by Licensee, or any of its Affiliates or sublicensees to a Third Party purchaser in an arms-length transaction, less the following customary and commercially reasonable deductions, determined in accordance with US generally accepted accounting principles and internal policies and actually taken, paid, accrued, allocated, or allowed based on good faith estimates, including the following deductions:

a.	trade, cash and/or quantity discounts, allowances, and credits, excluding commissions for commercialization;

b.	excise taxes, use taxes, tariffs, sales taxes and customs duties, and/or other government charges imposed on the sale of Licensed Product (including VAT, but only to the extent that such VAT taxes are not reimbursable or refundable), specifically excluding, for clarity, any income taxes assessed against the income arising from such sale;

c.	compulsory or negotiated payments and cash rebates or other expenditures to governmental authorities (or designated beneficiaries thereof) in the context of any national or local health insurance programs or similar programs; including, but not limited to, pay-for-performance agreements, risk sharing agreements as well as government levied fees as a result of the Affordable Care Act to the extent that Pulmatrix reports this fee in their Net Sales in their audited financial statements.;

d.	rebates, chargebacks, administrative fees, and discounts (or equivalent thereof) to managed health care organizations, group purchasing organizations, insurers, pharmacy benefit managers (or equivalent thereof), specialty pharmacy providers, governmental authorities, or their agencies or purchasers (including Medicaid), reimbursers, or trade customers, as well as amounts owed to patients through co-pay assistance cards or similar forms of rebate to the extent the latter are directly related to the prescribing of the Licensed Product;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

e.	outbound freight, shipment and insurance costs to the extent included in the price and separately itemized on the invoice price;

f.	retroactive price reductions, credits or allowances actually granted upon claims, rejections or returns of Licensed Product, including for recalls or damaged or expired goods, billing errors and reserves for returns;

g.	any invoiced amounts which are not collected by the selling party or its Affiliates, including bad debts; and

h.	any deductions in the context of payments that are due or collected significantly after invoice issuance.

All aforementioned deductions shall only be allowable to the extent they are commercially reasonable by Licensee and shall be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount verifiable based on the Licensee and Affiliates’ reporting system. All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to Licensed Product and other products of the Licensee and its Affiliates and sublicensees such that Licensed Product does not bear a disproportionate portion of such deductions.

The following dispositions are excluded from the Net Sales definition:

a.	Sales of Licensed Product by and between a Licensee and its Affiliates and Sublicenses are not sales to Third Parties and shall be excluded from Net Sales calculations for all purposes

b.	Sales of Licensed Product for the use in conducting clinical trials or other scientific testing of Licensed Product in a country shall be excluded from Net Sales calculations for all purposes.

c.	Compassionate and Named Patient Sales or sales on an Affordable Basis shall be excluded from Net Sales calculations for all purposes

d.	Any disposition of the Licensed Product as free samples, donations, patient assistance, test marketing programs or other similar programs or studies, shall be excluded from Net Sales calculations for all purposes.

In the event Licensed Product(s) is a Combination Product, the Parties shall negotiate in good faith, at the latest 6 months before the expected launch of such Combination Product, an allocation of Net Sales of such Combination Product to the respective API components or product components thereof, as the case may be, based on the fair market value of such components for the purposes of determining a Licensed Product specific or licensed API specific allocated Net Sales. Payments related to such Combination Product under this Agreement, including royalty payments, will be calculated, due and payable based only on such allocated Net Sales.

a.

Net Sales for the determination of royalties of Combination Products (provided both products are New Chemical Entities) will be calculated by multiplying Net Sales of such Combination Product by the fraction A/(A+B) where A is the Average Selling price of the Licensed Product component contained in the Combination Product, if sold separately or subject to reasonable estimation, and B is the sum of the Average Selling prices of any other product components included in the Combination Product, if sold separately or subject to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

reasonable estimation. If one of the products is not an NCE product, then the parties will mutually discuss and agree upon an appropriate economic determination to calculate royalties on such Net Sales.

1.36    “OUS Approval” means receipt of regulatory approval for a Product for the relevant indication outside of the US.

1.37    “Party” means Pulmatrix or RespiVert, and “Parties” means Pulmatrix and RespiVert.

1.38    “Patents” shall mean all patents and patent applications, including any continuations, continuations-in-part, divisions, provisionals or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.39    “Phase IIb Clinical Trial” means a clinical trial generally consistent with 21 CFR §312.21(b) that is required for receipt of Regulatory Approval of a Product and which is conducted to evaluate the effectiveness and the appropriate dose range of a Product for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks.

1.40    “Phase III Clinical Trial” means a clinical trial generally consistent with 21 CFR §312.21(c) that is required for receipt of Regulatory Approval of a Product and which is conducted after preliminary evidence suggesting effectiveness of the drug has been obtained, and are intended to gather additional information to evaluate the overall benefit-risk relationship of the drug and provide an adequate basis for physician labeling.

1.41    “Product” means any and all pharmaceutical compositions or preparations (in any and all dosage forms), in final form, containing the Compound as an active ingredient either alone or in combination with one or more other active ingredients (Combination Product).

1.42    “Pulmatrix Know-How” means Information that is (a) within the Control of Pulmatrix upon termination of this Agreement under Section 9.2, 9.3 or 9.4, (b) not generally known to the public and (c) necessary or useful for RespiVert, its Affiliates or licensees to Develop or Commercialize Licensed Products.

1.43    “Regulatory Approval” means approval and authorization, by governmental entities, required for marketing and commercial sale of a Product in a country or region, such as an NDA or BLA in the United States, an MAA or BLA in the European Union and a JNDA or BLA in Japan.

1.44    “Regulatory Approval Application” means an application for Regulatory Approval required before Commercial sale or use of a Licensed Product in a regulatory jurisdiction.

1.45    “Related Party” and “Related Parties” means each of Pulmatrix’s Affiliates and permitted Sublicensees.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.46    “Regulatory Authority” means any applicable government regulatory authority involved in granting Regulatory Approval in the Territory, including the FDA, EMA/European Commission and MHLW.

1.47    “RespiVert Know-How” means Information that (a) RespiVert discloses to Pulmatrix under this Agreement or under a separate confidentiality Agreement between the Parties, (b) is within the Control of RespiVert during the Term of the Agreement and (c) and that is not generally known to the public at the time it is disclosed to Pulmatrix or its Affiliates including relevant test protocols for release assay testing of API and formulated API and regulatory materials.

1.48    “RespiVert Materials” means the on-hand Compounds, physical API, formulated API bulk material and on-hand intermediates required exclusively for manufacture of Compounds, in the quantities listed in Appendix 3.

1.49    “RespiVert Patent” means the Patents listed in Appendix 1, and all pending or granted members of the patent families of such listed Patents in any country in the Territory. Upon Respivert’s request, Appendix 1 will be updated by Pulmatrix to reflect changes due to prosecution, expiration, and/or abandonment, during the course of this Agreement.

1.50    “Securities Act” shall mean the Securities Act of 1933, as amended.

1.51    “Sublicensee” shall mean, with respect to a particular Licensed Product, a Third Party to whom Pulmatrix has granted a license or sublicense under any RespiVert Know-How or RespiVert Patents to make, use or sell such Licensed Product. As used in this Agreement, “Sublicensee” shall also include a Third Party to whom Pulmatrix has granted the right to distribute a Licensed Product.

1.52    “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon).

1.53    “Term” shall have the meaning ascribed thereto in Section 9.1.

1.54    “Territory” means the entire world.

1.55    “Third Party” means any entity other than RespiVert or Pulmatrix and their respective Related Parties.

1.56    “Third Party Know-How” means Information that (a) RespiVert Controls but which is owned by a Third Party and (b) and that is not generally known to the public at the time it is disclosed to Pulmatrix or its Affiliates. Agreements between RespiVert and Third Parties covering the use of Third Party Know-How consist solely of the Lonza License and the Morphosys License.

1.57    “US” means the United States of America, including without limitation its territories and possessions.

1.58    “Valid Claim” means: (a) any claim of an issued unexpired patent that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction; (ii) has not been permanently revoked, or held invalid by a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

time allowed for appeal; (iii) has not been rendered unenforceable through terminal disclaimer or otherwise; and (iv) is not lost through an interference proceeding that is unappealable or unappealed within the time allowed for appeal, or (b) a claim of a pending patent application where such claim has been pending for a period of seven years or less. If a claim of a pending patent application that ceased to be a Valid Claim under this sub-section (b) of this section later issues or grants as a patent within the scope of sub-section (a), then such claim is considered to be a Valid Claim from the date of such issue or grant.

1.59    Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section
ANDA	7.4(d)
Confidential Information	6.1
Disclosing Party	6.1
Receiving Party	6.1
Licensee	9.4(b)
Licensor	9.4(b)
Losses	8.1(b)

Article 2

GRANT OF LICENSE RIGHTS

2.1    License for Licensed Products.

(a)    Subject to the terms and conditions of this Agreement, RespiVert hereby grants to Pulmatrix an exclusive license under the RespiVert Patents and RespiVert Know-How to Develop, make, have made, use, sell, have sold, import, offer to sell and Commercialize Licensed Products in the Field in the Territory, with the right to sublicense. Notwithstanding the foregoing grant, RespiVert reserves the right to use all RespiVert Patents and RespiVert Know-How to the extent necessary solely to fulfill its obligations under this Agreement.

(b)    Pulmatrix may sublicense its rights to Licensed Product to Sublicensees without RespiVert’s prior written approval after Pulmatrix completes a Phase I Clinical Trial of the Licensed Product; provided, however, that any such sublicense occurs pursuant to a written Agreement that subjects such Sublicensee to all relevant obligations, restrictions, and limitations in this Agreement. Pulmatrix will, within ten (10) calendar days after execution of a sublicense, provide RespiVert with: (a) notice of each agreement with a sublicensee executed hereunder by Pulmatrix or any of its Affiliates, (b) the name and address of each such sublicensee, and (c) a description of the rights granted to and the territory covered by each such sublicense. In addition, and notwithstanding the foregoing, Pulmatrix may, without the need for approval by RespiVert, distribute Licensed Product through a Third Party,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

granting any necessary licenses or sublicenses using Third Party distributors. Pulmatrix shall be jointly and severally responsible with its Sublicensees and any delegated Affiliate for failure by its Sublicensees and any delegated Affiliate to comply with, and Pulmatrix guarantees the compliance by each of its Sublicensees and delegated Affiliate with, all such applicable restrictions and limitations in accordance with the terms and conditions of this Agreement.

(c)    Pulmatrix and RespiVert may extend their rights and perform any or all of their obligations under this Agreement, through their Affiliates.

(d)    Pulmatrix shall not permit any Sublicensees to use RespiVert Patents or RespiVert Know-How without provisions safeguarding confidentiality which are at least equivalent to those provided in this Agreement and Pulmatrix guarantees the compliance by each of its Sublicensees with all such applicable provisions safeguarding confidentiality in accordance with the terms and conditions of this Agreement.

Article 3

DEVELOPMENT OF LICENSED PRODUCTS

3.1    Pulmatrix’s Right to Select Licensed Products. Pulmatrix shall be solely responsible for and shall have the sole right to Develop the Licensed Product including making all Regulatory Approval Applications and obtaining and holding all Regulatory Approvals throughout the Territory, and shall use Commercially Reasonable Efforts to do so.

3.2    Information Sharing.

(a)    Pulmatrix shall provide a written update at least twice per Calendar Year regarding its Development activities, which shall include, among other things, information related to progress, status and future plans.

(b)    Upon the reasonable request of RespiVert, Pulmatrix shall make itself and its personnel available to discuss the aforementioned updates with RespiVert at an in-person meeting or via telephone conference, provided that such requests occur no more than monthly unless the parties mutually agree otherwise.

3.3    RespiVert’s Responsibilities. Pulmatrix acknowledges that RespiVert has discontinued all work on Licensed Products. Therefore, RespiVert has no obligation to use any efforts to assist Pulmatrix in Pulmatrix’s Development activities relating to any Licensed Product other than RespiVert’s specific obligations hereunder and under the Supply Agreement referred to below. RespiVert shall provide limited consulting to Pulmatrix, as available, through 31 December 2018.

3.4    For the purpose of Development by Pulmatrix, RespiVert shall grant access to all RespiVert Know-How available.

(a)    RespiVert shall, promptly after the Effective Date, provide access to Pulmatrix, at RespiVert’s cost: (i) the relevant IND/CTA file or equivalent, including requisite CMC module, and all regulatory correspondence pertaining to the Compounds; and (ii) assay protocols; and (iii) any other Confidential Information, particularly Know-How, that is related to the Licensed Products and is in the possession of, or under the control of, RespiVert.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Article 4

COMMERCIALIZATION OF LICENSED PRODUCTS

4.1    Manufacture of Licensed Product. Pulmatrix shall be responsible for manufacturing and supplying Licensed Products in the Territory by itself or through a Third Party manufacturer for Commercial sale of Licensed Product following receipt of Regulatory Approval on a country-by-country basis in the Territory. Supplies for human Clinical Trials and related program required for Regulatory Approvals in the Territory shall be manufactured, as needed, in accordance with current cGMP standards.

(a) Supply of Materials.

(1)    The Parties shall negotiate an Agreement (the “Supply Agreement”) relating to the transfer, Manufacture and supply of Compound which will include the following terms and conditions:

(A)	the transfer of Compound to Pulmatrix indicated in Appendix 3 as “Manufacturing Complete” and in quantities provided in Appendix 3, at no cost to Pulmatrix;

(B)	the Manufacture and supply of Compound indicated in Appendix 3 as “Manufacturing to be Completed” and in the quantities provided in Appendix 3, at Manufacturing Cost plus [****];

(C)	the CMC and quality support and documentation necessary to label, package, release and ship the existing inventory cGMP finished drug Product and matching placebo vials to clinical trial sites and/or a corresponding storage and distribution subcontractor of Pulmatrix’s choice (subject to Section 3.4(a)); and

(D)	the agreement of RespiVert and any other necessary Affiliate to permit Pulmatrix to audit RespiVert or its applicable Affiliate (including Janssen) during business hours upon reasonable notice regarding compliance with GMP requirements during the manufacture, shipping, storage, or other handling of raw and finished materials related to manufacture of the Licensed Products or any component thereof.

4.2    Commercial Responsibilities. Pulmatrix agrees to use Commercially Reasonable Efforts to Commercialize Licensed Products and to cause the commercial launch of Licensed Products in the US and at least one EU country within six (6) months of Regulatory Approval in each of the US or EU, respectively.

4.3    Pulmatrix’s Marketing Obligations For Licensed Products. All business decisions, including, without limitation, the design, sale, price and promotion of Licensed Products under this Agreement and the decisions whether to market any particular Licensed Product shall be within the sole discretion of Pulmatrix.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.4    Trademarks. Pulmatrix shall select its own trademarks under which it will market the Licensed Products, and no right or license is granted to RespiVert hereunder with respect to such trademarks.

Article 5

FINANCIALS AND REPORTING

5.1    License Fee. In partial consideration for the rights and licensed granted by RespiVert to Pulmatrix under this Agreement, Pulmatrix shall pay $1,000,000 (one million US dollars) within thirty (30) days after the Effective Date. Such amount shall be non-refundable and non-creditable against any further amounts owed by Pulmatrix to RespiVert.

5.2    Development Milestone Payments. The following milestones shall become due and payable by Pulmatrix to RespiVert when any Licensed Product hereunder first achieves each of the following Development milestones, each of (1) through (4) a “Milestone Event”:

(a)

(1) First dosing of a patient in a Phase IIb Clinical Trial for a Licensed Product	$1,000,000
(2) First dosing of a patient in a Phase III Clinical Trial for a Licensed Product	[****]
(3) First FDA Regulatory Approval of a Licensed Product in the US for any Indication	[****]
(4) First OUS Regulatory Approval of a Licensed Product for any Indication	[****]

(b) All Development Milestone Payments in respect to each Licensed Product are cumulative such that once a given milestone is achieved all of the preceding Development Milestone Payments will become due unless they have been paid, with the exception of Milestone Events (3) and (4) that must be achieved independently for the Milestone Payment to be due for each. For the avoidance of doubt, if FDA regulatory approval is achieved based on Phase II Clinical Trial results, milestones payments under Section 5.2(a)(3) will be payable upon such regulatory approval. Additionally, for the avoidance of doubt, if a Licensed Product is dropped and another pursued, no milestone will be due a second time.

5.3    Commercial Milestone Payments. In addition to any other payments stated in this Article 5, Pulmatrix shall make the following Commercial milestone payments to RespiVert, each (a) through (c) a “Milestone Event”:

(a) First Calendar Year in which annual worldwide Net Sales of all Licensed Products exceed [****]	[****]
(b) First Calendar Year in which annual worldwide Net Sales of all Licensed Products exceed [****]	[****]
(c) First Calendar Year in which annual worldwide Net Sales of all Licensed Products exceed [****]	$80,000,000

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.4    Milestone Payments are payable only once upon the initial achievement of the associated Milestone Event. Pulmatrix shall promptly provide RespiVert with written notice upon the achievement of each of the Milestone Events and will pay each associated Milestone Payment within ten (10) days after achievement of the Milestone Event in the case of Milestone Events in Section 5.2 and within forty-five (45) Business Days of the end of the Calendar Quarter in the case of Milestone Events in Section 5.3. If more than one Milestone Event occurs in the same Calendar Year, then Pulmatrix will need to pay the milestone amount for each of the milestone events in such Calendar Year. For example, if in a Calendar Year the Net Sales have increased from $400,000,000 to $1,000,000,000 then Pulmatrix would make a milestone payment to RespiVert of [****]. If RespiVert believes any milestone payment is due in spite of not having received notice from Pulmatrix, it will so notify Pulmatrix and provide to Pulmatrix the data and information supporting its belief. Pulmatrix will have 30 days after receipt of the data and information from RespiVert to address RespiVert’s notification. If upon receipt of Pulmatrix’s answer to RespiVert’s notification, RespiVert still believes such milestone payment is due it may use the procedure set forth in section 11.1 to resolve the issue.

5.5    Royalty Rate for Licensed Products Developed and Commercialized by Pulmatrix. Pulmatrix will pay RespiVert royalties on aggregate Net Sales by Pulmatrix or its Related Parties (including Sublicensees) of all Products in each Calendar Year as set forth below.

(1) For aggregate Net Sales in a Calendar Year of all Licensed Products less than or equal to [****]	6%
(2) For aggregate Net Sales in a Calendar Year of all Licensed Products greater than [****]and less than or equal to [****]	8%
(3) For aggregate Net Sales in a Calendar Year of all Licensed Products greater than [****]	10%

5.6    Third Party Licenses. In the event that Pulmatrix requires a license from a Third Party to Develop and/or Commercialize a Licensed Product, Pulmatrix shall be entitled to set off any royalties paid under such a Third Party license against royalties payable to RespiVert under this Agreement. However, royalties payable to RespiVert shall not be reduced more than fifty percent (50%).

5.7    Currency Restrictions. Except as herein provided in this Article 5, all royalties shall be paid in US dollars. If, at any time, legal restrictions prevent the prompt remittance of part of or all of the royalties with respect to any country where Licensed Products are sold, Pulmatrix shall have the right and option to make such payments by depositing the amount thereof in local currency to RespiVert’s accounts in a bank or depository in such country.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.8    Royalty Period. The royalty payments set forth in Section 5.5 above shall be payable for each Licensed Product on a product-by-product and country-by-country basis from the date of First Commercial Sale of such Licensed Product in such country until the later of: (a) ten (10) years from the date of First Commercial Sale of a Licensed Product in such country; (b) until the last to expire of any Valid Patent Claim of the RespiVert Patent rights and, but for the licenses granted herein, would be infringed by such sale of such Licensed Product; or (c) expiration of Regulatory Exclusivity granted by a Regulatory Authority. Once Pulmatrix has paid RespiVert for the full term of the periods of time set forth in (a), (b), and (c) above for a Licensed Product on a country-by- country basis, it shall have a perpetual, irrevocable, paid up, no fee, exclusive royalty-free license pursuant to Sections 2.1 and 2.1 under RespiVert Know-How.

5.9    Additional Sublicensing Compensation. In the event that Pulmatrix grants an exclusive sublicense under Section 2.1(b) prior to the start of a Phase 3 trial then, in addition to the Milestone Payments and Royalties due under Sections 5.2, 5.3, and 5.5, Pulmatrix shall also pay RespiVert [****]of all compensation received from its sublicensee that are incremental to any Milestone payment that may still be due or has already been paid by Pulmatrix prior to the grant of such sublicense. In the event that Pulmatrix grants an exclusive sublicense under Section 2.1(b) for an oncology Indication at any time then, in addition to the Milestone payments and Royalties due under Sections 5.1, 5.2, 5.3 and 5.5, Pulmatrix shall also pay RespiVert [****] of all compensation received from its sublicensee that are incremental to any Milestone payment that may still be due or has already been paid by Pulmatrix prior to the grant of such sublicense.

5.10    Mode of Payment. Except as provided in Section 5.7, all payments to be made by Pulmatrix to RespiVert under this Agreement shall be made in US Dollars and shall be paid by bank wire transfer in immediately available funds to such bank account in the United States or elsewhere as may be designated in writing by RespiVert from time to time.

5.11    Quarterly Royalty Reports. Pulmatrix shall promptly provide RespiVert with written notice upon the achievement of each of the Milestone Events listed in Sections 5.2 and 5.3. During the term of this Agreement following the First Commercial Sale of a Product in any country, Pulmatrix shall furnish to RespiVert a quarterly written report, as of the end of each Calendar Quarter, showing (i) the Net Sales of each Product in each country in the world during the reporting period; (ii) the royalties payable under this Agreement on account of those Net Sales and the basis for calculating those royalties; and (iii) the exchange rates and other methodology used in converting into U.S. Dollars, from the currencies in which sales were made, any payments due which are based on Net Sales. Pulmatrix will provide such reports to RespiVert no later than the thirtieth (30th) day following the last day of each Calendar Quarter. Royalties shown by each royalty report to have accrued during the Calendar Quarter are due and payable to RespiVert on the thirtieth (30th) day following the end of such Calendar Quarter. Pulmatrix will keep complete and accurate records in sufficient detail to enable the royalties payable to be determined and the information provided to be verified by RespiVert’s accounting firm pursuant to Section 5.12.

5.12    Currency Conversion. With respect to Net Sales of Licensed Product in a currency other than U.S. Dollar, such amounts and the amounts payable shall be expressed in their U.S. Dollar equivalent calculated using the following methodology:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

For the upcoming calendar year, RespiVert shall provide: 1) a Currency Hedge Rate(s) to be used for the local currency of each country of the Territory and 2) the details of such Currency Hedge Rate(s) in writing to Pulmatrix not later than ten business days after the Currency Hedge Rate(s) are available from the GTSC or its Affiliates, which is customarily at the end of October. Such Currency Hedge Rate(s) will remain constant throughout the upcoming calendar year. Pulmatrix shall use the Currency Hedge Rate(s) to convert Net Sales to U.S. Dollars for the purpose of calculating royalties and commercial milestones.

5.13    Net Sales and Royalty Forecasts. Beginning with the Calendar Quarter prior to which First Commercial Sale is expected to occur for each Licensed Product and for so long as Pulmatrix is required to make royalty payments to RespiVert in respect to such Licensed Product, Pulmatrix shall provide RespiVert with non-binding estimated twelve month rolling forecasts and royalty payments, updated on a Calendar Quarter basis, of aggregated Net Sales of each Licensed Product forecasted to be sold in the Territory. Such information shall be provided for informational purposes only. Such estimates shall be consistent, to the extent possible, with the information Pulmatrix uses for its own internal planning purposes and Pulmatrix shall respond to Respivert’s reasonable questions regarding such information.

5.14    Audit. Pulmatrix shall maintain complete and accurate Financial Records of the sales of Licensed Products and calculation of corresponding royalties in sufficient detail to permit RespiVert to confirm the accuracy of Pulmatrix’s Financial records related to the royalty calculations and calculation of Net Sales. Financial Records under this Agreement shall be open during reasonable business hours upon reasonable advance notice for a period of four (4) Calendar Years. for examination. Upon the written request of RespiVert but not more often than once each year, at RespiVert’s expense, Pulmatrix shall permit an independent public accounting firm of national prominence selected by RespiVert and acceptable to Pulmatrix to have access during normal business hours upon reasonable advance notice to those records of Pulmatrix as may be reasonably necessary for the sole purpose of verifying the accuracy of the Net Sales report, the royalty calculation and Sales Milestones conducted by Pulmatrix pursuant to this Agreement.

(a)    Pulmatrix shall include in each sublicense or Commercialization Agreement entered into by it pursuant to this Agreement, a provision requiring, among others, the Sublicensee or Commercialization partner to keep and maintain adequate financial records pursuant to such sublicense or Commercialization Agreement and to grant access to such records by the aforementioned independent public accountant for the reasons specified in this Agreement.

(b)    The report prepared by such independent public accounting firm, a copy of which shall be sent or otherwise provided to Pulmatrix by such independent public accountant at the same time as it is sent or otherwise provided to RespiVert, shall contain the conclusions of such independent public accountant regarding the audit and will specify whether the amounts paid to RespiVert pursuant thereto were correct or, if incorrect, the amount of any underpayment or overpayment, and the basis for such finding.

(c)    If such independent public accounting firm’s report shows any underpayment, Pulmatrix shall remit or shall cause its Sublicensees or Commercialization partners to remit to RespiVert within 30 days after Pulmatrix’s receipt of such report, (i) the amount of such underpayment with interest due and (ii) if such underpayment exceeds five percent (5%) of the total amount owed for the Calendar Year then being audited, the reasonable and necessary fees and expenses of such independent

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

public accountant performing the audit, subject to reasonable substantiation thereof. If such independent public accounting firm’s report shows any overpayment, Pulmatrix shall receive a credit equal to such overpayment against the royalty otherwise payable to RespiVert.

5.15    Interest Due. In case of any delay in payment by Pulmatrix to RespiVert not resulting from Force Majeure (as described in Section 12.7), interest at the annual rate of: one- twelfth (1/12) of the Prime Rate (as reported by JP Morgan Chase & Co.) plus three percent (3%), assessed from the due date of the payment shall be due from Pulmatrix.

5.16    Tax Withholding.

(a)    Pulmatrix will make all payments to RespiVert under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

(b)    Any tax required to be withheld on amounts payable under this Agreement will be paid by Pulmatrix on behalf of RespiVert to the appropriate governmental authority, and Pulmatrix will furnish RespiVert with proof of payment of such tax.

(c)    Pulmatrix and RespiVert will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Pulmatrix to secure a reduction in the rate of applicable withholding Taxes.

(d)    If Pulmatrix had a duty to withhold Taxes in connection with any payment it made to RespiVert under this Agreement but Pulmatrix failed to withhold, and such Taxes were assessed against and paid by Pulmatrix, then RespiVert will indemnify and hold harmless Pulmatrix from and against such Taxes (including interest). If Pulmatrix makes a claim under this Section (d), it will comply with the obligations imposed by Section 5.16(b) as if Pulmatrix had withheld Taxes from a payment to RespiVert.

(e)    All amounts in this Agreement are stated to be exclusive of VAT and other sales, use or indirect Taxes, which may be due on any invoice. If any such Taxes are payable on the payments under this Agreement (including for the avoidance of doubt any payments in kind whether for the grant of the licences hereunder or otherwise) then Pulmatrix shall be responsible for the payment of such taxes to RespiVert following receipt of a valid tax invoice from RespiVert.

Article 6

CONFIDENTIALITY

6.1    Confidentiality Obligations. The Parties agree that, for the term of this Agreement and for five (5) years thereafter, either Party that receives Information (a “Receiving Party”) and other confidential and proprietary information and materials furnished to it by the other Party (a “Disclosing Party”) pursuant to this Agreement or any Information developed during the term of this Agreement (collectively “Confidential Information”), shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose (except as expressly permitted hereunder) such Confidential Information, except to the extent that it can be established by the Receiving Party that such Confidential Information: (a) was already known to the Receiving Party, other than under an obligation of confidentiality from the Disclosing Party; (b) was generally

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure which was other than through any act or omission of the Receiving Party in breach of this Agreement; (d) was subsequently lawfully disclosed to the Receiving Party by a Third Party; (e) can be shown by written records to have been independently developed by the Receiving Party without reference to the Confidential Information received from the Disclosing Party and without breach of any of the provisions of this Agreement; or (f) is information that the Disclosing Party has specifically agreed in writing that the Receiving Party may disclose.

6.2    Written Assurances and Permitted Uses of Confidential Information.

(a)    Each Party shall inform its employees and consultants who perform work under this Agreement of the obligations of confidentiality specified in Section 6.1, and all such persons shall be bound by obligations of confidentiality substantially similar to those set forth herein.

(b)    The Receiving Party may disclose Confidential Information to the extent the Receiving Party is compelled to disclose such information by a court or other tribunal of competent jurisdiction, provided, however, that in such case the Receiving Party shall give prompt notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other remedy from said court or tribunal. In any event, the Receiving Party shall disclose only that portion of the Confidential Information that, in the opinion of its legal counsel, is legally required to be disclosed and will exercise reasonable efforts to ensure that any such information so disclosed will be accorded confidential treatment by said court or tribunal.

(c)    To the extent it is reasonably necessary or appropriate to fulfill its obligations and exercise its rights under this Agreement, either Party may disclose Confidential Information to its Affiliates and sublicensees (including potential sublicensees) on a need-to-know basis on condition that such Affiliates and sublicensees agree to keep the Confidential Information confidential for the same time periods and to the same extent as such Party is required to keep the Confidential Information confidential under this Agreement, and to any regulatory authorities to the extent reasonably necessary to obtain Regulatory Approval.

(d)    To the extent that disclosure of RespiVert Confidential Information is to consultants, contract research organizations, potential clinical trial sites, clinical trial sites, clinical investigators, subcontractors of any of the foregoing and any other necessary Third Parties who are or are anticipated to become directly involved in the design and conduct of a Clinical Trial, the data safety monitoring and advisory board relating to such Clinical Trial, and regulatory agencies such as the FDA, EMA or other health authorities working with the sponsor of such Clinical Trial, Pulmatrix shall use Commercially Reasonable Efforts to obtain a confidentiality period of five (5) years following the expiration or earlier termination of any consultancy Agreement, confidential disclosure Agreement, clinical trial Agreement or any other Agreement necessary for the design and conduct of a Clinical Trial and analysis and interpretation of data obtained in such Clinical Trial.

(e)    The existence and the terms and conditions of this Agreement that the Parties have not specifically agreed to disclose pursuant to this Section 6.2 shall be treated by each Party as Confidential Information of the other Party.

6.3    Publication. Each Party shall submit any proposed scientific publication containing Confidential Information of the other Party relating to its Development and/or Commercialization

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

activities relating to Licensed Products at least thirty (30) days in advance of submission of an abstract of a proposed publication, if any, and again at least thirty (30) days in advance of submission of the scientific publication, to allow such other Party to review such planned public disclosure, extendable by another thirty (30) days upon request to permit a Party to prepare and file for additional patent protection before any such public disclosure. The reviewing Party will promptly review such publication and make any objections that it may have to the publication of the Confidential Information contained therein. Should the reviewing Party make an objection to the publication of the Confidential Information or require its modification, then the Parties will discuss the merits of publishing and any such modifications; provided, however, that in any case, no publication of Confidential Information of the other Party shall take place under this Section without the other Party’s prior written approval thereof or unless the obligations of confidentiality as to such Confidential Information shall be waived or disclosure of Confidential Information of the other Party is authorized under this Article 6.

6.4    Publication of Clinical Trial Results. In connection with the licenses hereunder, RespiVert agrees that it will, and it will cause any of its Affiliates to agree to, permit Pulmatrix and its Affiliates to register and publish Development data as required by law or industry best practices, and otherwise comply with all terms therein, notwithstanding the provisions of Sections 6.1 and 6.3.

6.5    Public Announcements. A press release, deemed agreed upon by the Parties, is attached to this Agreement as Appendix 2. Neither Party shall originate any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to this Agreement, including its existence, the subject matter to which it relates, performance under it or any of its terms, to any amendment hereto or performances hereunder without the prior written consent of the other Party, save only such announcements that are required by law to be made or that are otherwise agreed to by the Parties. Such announcements shall be brief and factual. If a Party decides to make an announcement required by law, it shall give the other Party at least five (5) business days advance notice, where possible, of the text of the announcement so that the other Party shall have an opportunity to comment upon the announcement. To the extent that the receiving Party reasonably requests the deletion of any information in the materials, the disclosing Party shall delete such information unless, in the opinion of the disclosing Party’s legal counsel, such Confidential Information is legally required to be fully disclosed.

Article 7

PATENTS AND INTELLECTUAL PROPERTY

7.1    Improvements. Improvements, and any Patents relating to any Improvements, by Pulmatrix or its sublicensees are prohibited under this Agreement without the prior written consent of RespiVert.

7.2    Ownership; Inventions. Pulmatrix shall own and retain all rights, title, and interest in and to inventions created by Pulmatrix after the Effective Date. RespiVert shall have no license, right, or interest whatsoever in or to any and all such Pulmatrix inventions, except as expressly set forth in this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

7.3    RespiVert Patent Prosecution and Maintenance. During the term of the Agreement, Pulmatrix shall, through counsel mutually agreed by the Parties and, at Pulmatrix’s expense, prepare, file, prosecute and maintain RespiVert Patents. Pulmatrix will, directly or via its counsel, consult with RespiVert and keep RespiVert informed of all material matters relating to the preparation, filing, prosecution and maintenance of RespiVert Patents including copying RespiVert on all correspondence sent to and received from every patent office in every jurisdiction that relates to RespiVert Patents. Notwithstanding the foregoing, Pulmatrix shall have the option to abandon the prosecution of individual RespiVert Patents upon not less than thirty (30) days’ notice to RespiVert, at which point RespiVert shall have the right to prepare, file, prosecute and maintain such abandoned RespiVert Patent as RespiVert’s expense, and Pulmatrix shall cooperate with RespiVert as reasonably necessary to facilitate a smooth transition of such activities.

7.4    Infringement.

(a)    Notice. If the development, manufacture, use, sale, offer to sell, importation, or any other commercialization of any Licensed Product results in a claim or a threatened claim by a Third Party against a Party hereto for patent infringement or for inducing or contributing to patent infringement (“Infringement Claim”), the Party first having notice of an Infringement Claim shall promptly notify the other in writing. The notice shall set forth the facts of the Infringement Claim in reasonable detail.

(b)    Defense. Pulmatrix will have the right, but not the obligation, to defend any suit resulting from an Infringement Claim at its expense. RespiVert will cooperate and assist Pulmatrix in any such litigation at Pulmatrix’s expense. RespiVert may participate in, but not control, the defense of any such matter with counsel of its choice at its own expense.

(c)    Settlement. In the event that the development, manufacture, use, sale, offer for sale, importation, or any other commercialization of the Licensed Product in a country would infringe a Third Party Patent and a license to such Third Party Patent is available, and Pulmatrix in its sole discretion seeks such a license, the Parties agree:

(i)	Pulmatrix shall be responsible for all costs associated with acquiring such Third Party license; and

(ii)	Pulmatrix shall use Commercially Reasonable Efforts to obtain required licenses under the Third Party Patents. For the avoidance of doubt, Pulmatrix shall have sole discretion to determine whether any offered terms of such Third Party license are commercially reasonable and whether to enter into such a Third Party license.

(d)    ANDA Notices. RespiVert shall inform Pulmatrix of any certification regarding any RespiVert Patent Rights it has received pursuant to either 21 U.S.C. §§355(j) or its successor provisions or any similar provisions in a country in the Territory other than the United States and shall provide Pulmatrix with a copy of the certification within ten days of receipt.

(i)	Pulmatrix shall have the first right, but not the obligation, to bring infringement proceedings in connection with the matters described in the preceding subsections of this Section. If Pulmatrix decides not to bring infringement proceedings against the entity making such a certification, Pulmatrix shall give notice to RespiVert of its decision not to bring suit within twenty-one (21) days after receipt of notice of such certification.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(ii)	RespiVert may then, but is not required to, bring suit against the party that filed the certification.

(iii)	Any suit shall either be in the name of Pulmatrix or in the name of RespiVert, or jointly in the name of Pulmatrix and RespiVert, as may be required to effectively institute and maintain such suit. Each Party hereby agrees to be named a party to and to join such suit, at the other Party’s expense, if needed to institute or maintain such suit.

(iv)	For purposes of this Section, the Parties agree to execute the legal papers necessary for the prosecution of any such suit as may be reasonably needed.

(e)    Each Party shall promptly give the other Party notice of (i) any infringement of a RespiVert Patent or (ii) any misappropriation or misuse of RespiVert Know-How, that may come to a Party’s attention. With respect to infringement of the RespiVert Patents or misappropriation of the RespiVert Know-How that is not covered under subsection (d) of this Section 7.3, Pulmatrix shall have the first right but not the obligation, to initiate and prosecute any such legal action at its own expense and in the name of RespiVert and Pulmatrix (or just RespiVert or just Pulmatrix if the laws of the jurisdiction so dictate). Pulmatrix shall promptly inform RespiVert if it elects not to exercise that right with respect to RespiVert Patent Rights and RespiVert shall thereafter have the right at its sole cost to initiate and prosecute such action in the name of Pulmatrix and, if necessary, RespiVert. Each Party shall have the right to be represented by counsel of its own choice and at its own expense. Irrespective of which Party prosecutes the action, it shall keep the other Party reasonably informed of strategic decisions and shall consider comments furnished by the other Party in good faith.

7.5    Patent Term Extensions. RespiVert hereby authorizes Pulmatrix to (a) provide in any NDA a list of patents which includes RespiVert Patents that relate to such Product and such other information as Pulmatrix believes is appropriate; (b) commence suit for infringement of RespiVert Patents under § 271(e) (2) of Title 35 of the United States Code; and (c) exercise any rights that may be exercisable by RespiVert as patent owner under the Act, including without limitation, applying for an extension of the term of any patent included in RespiVert Patents. In the event that applicable law in any country provides for the extension of the term of any patent included among RespiVert Patents, such as under the Act, the Supplementary Certificate of Protection of the Member States of the European Union and other similar measures in any other country, RespiVert shall apply for and use its reasonable efforts to obtain such an extension or, should the law require Pulmatrix to so apply, RespiVert hereby gives permission to Pulmatrix to do so. Pulmatrix and RespiVert agree to cooperate with one another in obtaining such extension. RespiVert agrees to cooperate with Pulmatrix or its sublicensee, as applicable, in the exercise of the authorization granted herein and shall execute such documents and take such additional action as Pulmatrix may reasonably request in connection therewith, including, if necessary, permitting itself to be joined as a Party in any suit for infringement brought by Pulmatrix hereunder.

7.6    Validity of Licensed Patents. In the event that a declaratory judgment action alleging invalidity of any of the RespiVert Patents is brought against either Party, Pulmatrix shall have the right, but not the obligation, to assume the sole defense of the action at its own expense.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Pulmatrix shall keep RespiVert informed of the progress of any such declaratory judgment action that it defends and will consider comments furnished by RespiVert in good faith. If Pulmatrix elects not to assume such defense, RespiVert may assume sole defense at its own expense.

7.7    Recovery. In the event of any monetary recovery in any infringement litigation under this Article 7, regardless of which Party prosecutes the claim(s), all such monetary recovery will be paid first to compensate the Party or Parties prosecuting the claim(s) for its or their reasonable attorney’s fees and documented out-of-pocket costs, and then any remainder will be allocated as follows: (i) if the monetary recovery is based upon Pulmatrix’s lost profits, then the recovery shall be treated as Net Sales for purposes of any payments owed to RespiVert under Sections 5.3 and 5.5; or (ii) if the recovery is based upon the allocation of a reasonable royalty, or on any other basis, then the Party that initiated and litigated the action shall receive 75% of such recovery, and the remaining 25% shall be allocated to the other Party, and none of the recovered amounts will be counted as Net Sales.

Article 8

INDEMNIFICATION AND INSURANCE

8.1    Indemnification.

(a)    RespiVert agrees to indemnify, defend and hold Pulmatrix and its Affiliates harmless against any action, claims, damages, injuries, losses, costs and expenses (including reasonable attorney’s fees and disbursements) arising from or alleged or claimed to arise from personal injury, death or property sustained by any person resulting from any intentionally wrongful act or omission or gross negligence or sole negligence arising after the Effective Date of RespiVert or its employees or agents for any material breach by RespiVert or its Affiliates of RespiVert’s obligations under this Agreement. For the avoidance of doubt, this obligation includes indemnification for any materials that cause injury to any person that are transferred to Pulmatrix by RespiVert or its Affiliates, regardless of the time of manufacture.

(b)    Pulmatrix shall indemnify, defend and hold RespiVert, and their agents, employees and directors (“RespiVert Indemnitees”) harmless from and against any and all liability, damage, claim, loss, cost or expense, including reasonable attorneys’ fees, including any claim of patent infringement (“Losses”), resulting directly from the manufacture, use, handling, storage, sale or other disposition of Licensed Products by Pulmatrix or its Sublicensees, distributors and agents, except to the extent such Losses result from the gross negligence or willful misconduct of the RespiVert Indemnitees.

(c)    Except as provided in Section 8.1(a), Pulmatrix agrees to indemnify, defend and hold RespiVert and its Affiliates harmless against any action, claims, damages, injuries, losses, costs and expenses, including reasonable attorney’s fees and disbursements, arising from or alleged or claimed to arise from personal injury, death or property sustained by any person, except to the extent resulting from any intentionally wrongful act or omission or gross negligence or sole negligence of RespiVert, its Affiliates, or their employees or agents, or any material breach by Pulmatrix of its obligations under this Agreement.

8.2    Indemnification Procedure. Upon the assertion of any such claim or suit, the indemnitee shall promptly notify the indemnitor thereof and shall permit the indemnitor to assume

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of indemnitor) in the defense of the claim. The Indemnitee shall not settle any such claim or suit without the prior written consent of the indemnitor, unless they shall have first waived their rights to indemnification hereunder.

8.3    Insurance. Beginning no later than the First Commercial Sale, Pulmatrix shall maintain commercial general liability insurance including coverage for product liability in amounts not less than [****]per occurrence an annual aggregate and naming RespiVert as additional insured. Such insurance shall include worldwide coverage. During any clinical trials Pulmatrix shall maintain clinical trial insurance fully compliant with regulations in those territories where clinical trials are conducted. All insurance companies must be rated A or better in the most recent A.M. Best’s Rating Guide. The minimum amounts of insurance shall not be construed to create a limit of Pulmatrix liability with respect to its indemnification under this Agreement, provided that Pulmatrix’s liability will be limited in all respects under this Agreement as set forth in Section 8.4. Pulmatrix shall provide RespiVert with written evidence of such insurance upon request and shall provide RespiVert with thirty (30) days prior written notice in the event of cancellation. Pulmatrix shall maintain such commercial general liability insurance including product liability insurance during the period of commercialization and for a period of not less than five years thereafter.

8.4    Limitations on Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY LOSS OF PROFITS, REVENUE AND EXPECTED SAVINGS, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES SUFFERED BY THE OTHER PARTY HOWEVER CAUSED. This Section will not apply to any breach of Article 6 nor to any indemnification owed Licensor RespiVert for personal injury under Section 8.1(c).

Article 9

TERM AND TERMINATION

9.1    Term. This Agreement shall commence on the Effective Date and shall remain in effect until the expiration of Pulmatrix’s obligation to pay royalties for all Licensed Products, unless earlier terminated as provided in this Article 9.

9.2    Termination of this Agreement by Pulmatrix for any Reason. Pulmatrix may terminate this Agreement for any reason upon one hundred twenty (120) days advance written notice to RespiVert. In such case, Pulmatrix shall pay to RespiVert within thirty (30) days of such termination: (i) any outstanding fees and expenses including non-cancellable amounts incurred and due to RespiVert for any services rendered up to the date of termination; (ii) all reasonable direct costs including any non-cancellable amounts incurred by RespiVert to complete activities associated with such termination; and any payments which have accrued and become payable under Section 5 and Pulmatrix shall also be subject to the provisions of Section 9.5 herein.

9.3    Termination for Breach. The failure by a Party to comply with any of the material obligations contained in this Agreement shall entitle the other Party to give notice to have the default cured or terminate this Agreement if such failure is not subject to cure. If such default is not cured within sixty (60) days after the receipt of such notice, or if by its nature such default

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

could not be cured within sixty (60) days, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies that may be available to it, to terminate this Agreement. Pulmatrix’s failure to maintain a Licensed Product in Active Development or failure to engage in Active Development or use Commercially Reasonable Efforts to Develop or Commercialize the Licensed Product pursuant to this Agreement shall constitute a material breach of this Agreement, provided, however, that in the event of a good faith dispute with respect to the existence of a material breach or cure thereof, the sixty (60) day cure period shall be tolled until such time as the dispute is resolved pursuant to Article 11 herein and any cure required by such resolution has not been timely completed.

9.4    Termination / Attempted Termination for Bankruptcy or Insolvency.

(a)    By Pulmatrix. If (i) Pulmatrix makes any general assignment for the benefit of its creditors; (ii) a petition is filed by or against Pulmatrix, or any proceeding is initiated against Pulmatrix as a debtor, under any bankruptcy or insolvency law; (iii) Pulmatrix petitions for or acquiesces to the appointment of any receiver, trustee, or any similar officer to take possession, custody, or control of all or any part of Pulmatrix’s assets or property; or (iv) Pulmatrix commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors, or becomes a party to any proceeding or action of the type described above, Pulmatrix shall provide immediate written notice thereof to RespiVert and RespiVert may terminate this Agreement in its entirety (including the licenses granted herein) on or after the receipt of such written notice and Pulmatrix shall also be subject to the provisions of Section 9.5 herein.

(b)    All rights and licenses granted by RespiVert (“Licensor”) or any other applicable successor licensor under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code. The Parties agree that Pulmatrix (“Licensee”) and its Affiliates and any sublicensees, shall retain and may fully exercise and enforce all of its respective rights and elections under the Bankruptcy Code, including in the event any proceeding shall be instituted by or against Licensor seeking to adjudicate Licensor as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of Licensor or Licensor’s debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee or other similar official for Licensor or any substantial part of Licensor’s property, or Licensor shall take any action to authorize any of the foregoing actions (each a “Proceeding” for this Section 9.4(b)).

Licensor hereby agrees that in the event of any such Proceeding during the term of this Agreement, and anytime thereafter with respect to the irrevocable license to Licensor’s Know-How under Section 5.8, to create and provide current copies to Licensee or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property. In any event, Licensee will have (x) the right to a complete duplicate of (or complete access to, as appropriate) all intellectual property (as defined in the Bankruptcy Code) and embodiments of intellectual property, which shall be promptly delivered to Licensee upon any rejection of this Agreement by or on behalf of Licensor, upon written request therefor by Licensee; and (y) the right to continue to commercialize the Licensed Products using Licensor’s Patent Rights and Know-How granted under this Agreement, and all versions and derivatives thereof to which Licensee would otherwise have been entitled under this Agreement, in accordance with the terms and conditions of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

All rights, powers, and remedies of each licensee provided under this Section 9.4 are in addition to and not in substitution for any and all other rights, powers, and remedies now or hereafter existing at law or in equity in the event of any such commencement of a bankruptcy proceeding by or against the applicable licensor.

9.5    Effect of Termination. In the event of termination by Pulmatrix under Section 9.2 or by RespiVert under Section 9.3 or 9.4(a): (i) all rights licensed herein shall revert to RespiVert; (ii) Pulmatrix shall, at its own expense, promptly provide RespiVert with all inventory, data (including clinical data) and results pertaining to Licensed Products; (iii) Pulmatrix will, at its own expense, promptly assign or transfer to RespiVert all trademarks and trademark applications (notwithstanding Section 4.4 herein), filings with regulatory authorities concerning Licensed Products, including, without limitation, Regulatory Approval Applications upon receipt of payment from RespiVert equal to the costs incurred for such filings on country-by-country basis; (iv) at Respivert’s sole discretion, Pulmatrix shall provide RespiVert with its requirements (to the extent of quantities on hand) at Pulmatrix’s reasonable cost, or as to which Pulmatrix has the right to acquire upon reimbursement or pre-payment at RespiVert’s sole cost) of Licensed Product, for a period of time, not to exceed six (6) months, reasonably sufficient for RespiVert to find an acceptable (at RespiVert’s sole discretion) alternative source of both clinical and Commercial supply of Licensed Product; and (v) Pulmatrix shall grant RespiVert a worldwide license in the Field to (a) all data related to the Compounds that it possesses and that has been developed under this Agreement, and (b) any Pulmatrix Patents and Pulmatrix Know-How that, respectively, cover or are directed to the Licensed Products that are Developed under this Agreement, but expressly excluding Pulmatrix’s iSPERSETM technology and any such Pulmatrix Patents and Know-How that relate thereto, and expressly excluding any other Pulmatrix technology and intellectual property rights existing before the Effective Date. In the event of such termination under this Section 9.5, Pulmatrix also agrees to negotiate in good faith with RespiVert regarding a royalty-bearing worldwide license of rights in the Field to use Pulmatrix’s technology and intellectual property rights, including any of the expressly excluded rights set forth above in Section 9.5(v)(b), solely as directly related to the Licensed Products and as necessary for RespiVert to commercialize the Licensed Products.

9.6    No Waiver. The right of a Party to terminate this Agreement, as provided in this Article 9, shall not be affected in any way by its waiver or failure to take action with respect to any prior default.

9.7    Consequences of Termination. Except as otherwise provided herein (including without limitation the irrevocable license to Pulmatrix under Section 5.8), upon termination of this Agreement by Pulmatrix under Section 9.2, or by RespiVert under Section 9.3 or 9.4(a), all remaining records and materials in Pulmatrix’s possession or control containing RespiVert’s Confidential Information, shall promptly be returned to RespiVert. Upon such termination, one copy of such records may be retained by legal counsel for Pulmatrix.

9.8    Survival of Obligations. The termination or expiration of this Agreement shall not relieve the Parties of any obligations accruing prior to such termination, and any such termination shall be without prejudice to the rights of either Party against the other. The provisions of Sections 2.1 (except in the case of termination by RespiVert under Section 9.3 or 9.4), Section 5.8 (license to RespiVert Know-How), Article 6, Article 8, this Section 9.8, Article 11, and Article 12 shall survive any termination of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

9.9    Termination Not Sole Remedy. Except as set forth in Section 9.3, termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

Article 10

REPRESENTATIONS AND WARRANTIES

10.1    Authority. Each Party represents and warrants that as of the Effective Date, it has the full right, power and authority to enter into this Agreement and that this Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms.

10.2    No Conflicts. Each Party represents and warrants that the execution, delivery and performance of this Agreement by such Party does not conflict with any Agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

10.3    No Existing Third Party Rights. Each Party represents and warrants that it has not, and during the term of the Agreement will not, grant any right to any Third Party relating to its respective technology in the Field which would conflict with the rights granted to the other Party hereunder.

10.4    Control of Know-How. RespiVert and Pulmatrix each represent and warrant that it owns or Controls all of the rights, title and interest in and to the RespiVert Know-How and the Pulmatrix Know-How, respectively.

10.5    Intellectual Property Representations by RespiVert. RespiVert represents and warrants that:

(a)    each of the Patents and the Know-How being licensed to Pulmatrix is exclusively owned by RespiVert, is in good standing, and is not subject to any litigation or administrative proceeding, including without limitation opposition, re-examination, reissue, or post-issuance PTO review proceeding including interference, IPR, PGR, or related proceedings;

(b)    no notice has been received from a third party by RespiVert or its Affiliates regarding any of the Patents or Compounds being licensed to Pulmatrix under this Agreement; and

(c)    to its knowledge, there are no third party patents in any country that would be infringed by making, having made, using, offering for sale, selling, or importing, the Compounds being licensed under this Agreement.

10.6    Disclaimer of Warranties. EXCEPT AS SET FORTH ABOVE, RESPIVERT MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED PRODUCTS LICENSED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.7    Continuing Representations. The representations and warranties of each Party contained in this Article 10 shall survive the execution and delivery of this Agreement and shall remain true and correct at all times during the Term with the same effect as if made on and as of such later date.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.8    Business Non-Compete. RespiVert represents, warrants, and covenants that, during the Term of this Agreement, it has not and will not, and it will ensure its Affiliates do not, engage in the development or commercialization of any of the Compounds that RespiVert owns or otherwise has rights to, including other compounds disclosed in the Patents listed on Appendix 1, in the Field, nor permit nor assist any RespiVert licensee or sublicensee or successor-in-interest or other third party to engage in such development or commercialization during the Term of this Agreement.

Article 11

DISPUTE RESOLUTION

11.1    Resolution of Disputes. The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. If the Parties initially are unable to resolve a dispute despite using reasonable efforts to do so, either Party may, by written notice to the other, have the dispute referred to their respective senior management designated below or their respective successors, for attempted resolution by negotiation in good faith. The attempted resolution will take place no later than thirty (30) days following receipt of such notice. The designated management (each designated representative, an “Executive Officer”) are as follows:

For Pulmatrix:	Ted Rad
99 Hayden Avenue, Suite 390
Lexington, MA 02421
Email: traad@pulmatrix.com

For RespiVert:	Mats Olsson
Janssen Research & Development UK 50- 100 Holmers Farm Way
High Wycombe Buckinghamshire HP12 4DP
United Kingdom

Email: molsson1@its.jnj.com

(a)    If the Parties are unable to resolve the dispute, controversy or claim within thirty (30) days following the day on which one Party provides written notice of the dispute to the other in accordance with section 11.1, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim will be finally resolved by mediation followed by binding arbitration as set forth below. As used in this section, the term “Excluded Claim” means a dispute, controversy or claim that concerns the validity or infringement of a patent, trademark or copyright.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.2    Mediation. The Parties shall first attempt in good faith to resolve any Dispute by confidential mediation in accordance with the then current Mediation Procedure of the International Institute for Conflict Prevention and Resolution (“CPR Mediation Procedure”) (www.cpradr.org) before initiating arbitration. The CPR Mediation Procedure controls, except where that Procedure conflicts with these provisions, in which case these provisions control. The mediator will be chosen pursuant to the CPR Mediation Procedure. The mediation will be held in New York, New York.

(a)    Either Party may initiate mediation by written notice to the other of the existence of a Dispute. The Parties will select the mediator within twenty (20) days of the notice and the mediation will begin promptly after the selection. The mediation will continue until the mediator or either Party, declares in writing, no sooner than after the conclusion of one full day of a substantive mediation conference attended on behalf of each Party by a senior business person with authority to resolve the Dispute, that the Dispute cannot be resolved by mediation. In no event, will mediation continue more than sixty (60) days from the initial notice by a Party to initiate meditation unless the Parties agree in writing to extend that period.

(b)    Any period of limitations that would otherwise expire between the initiation of mediation and its conclusion is extended until twenty (20) days after the conclusion of the mediation.

11.3    Arbitration. If the Parties fail to resolve the Dispute in mediation, and a Party desires to pursue resolution of the Dispute, the Dispute will be submitted by either Party for resolution in arbitration pursuant to the then current CPR Rules for Non-Administered Arbitration of International Disputes (“CPR Rules”) (www.cpradr.org), except where they conflict with these provisions, in which case these provisions control. CPR is designated as the Neutral Organization for all purposes. The arbitration will be conducted in English and held in New York, New York. All aspects of the arbitration will be treated as confidential.

(a)    The arbitrators will be chosen from the CPR Panels of Distinguished Neutrals, unless a candidate not on the CPR Panel is approved by both Parties. Each arbitrator must be a lawyer with at least fifteen (15) years’ experience with a law firm or corporate law department of over twenty- five (25) lawyers or who was a judge of a court of general jurisdiction. To the extent that the Dispute requires special expertise, the Parties will so inform CPR prior to the beginning of the selection process.

(b)    The arbitration tribunal will consist of three arbitrators, chosen in accordance with Rules 5.3 and 6 of the CPR Rules. If, however, the aggregate award sought by the parties is less than $5 million and equitable relief is not sought, a single arbitrator will be chosen in accordance with Rules 5.3 and 6 of the CPR Rules.

(c)    Candidates for the arbitrator position(s) may be interviewed by representatives of the Parties in advance of their selection, provided that all Parties are represented.

(d)    The Parties will select the arbitrator(s) within forty-five (45) days of initiation of the arbitration. The hearing will be concluded within nine (9) months after selection of the arbitrator(s) and the award will be rendered within sixty (60) days of the conclusion of the hearing, or of any post-hearing briefing, which briefing will be completed by both sides within forty-five (45) days after the conclusion of the hearing. In the event the Parties cannot agree upon a schedule, then the arbitrator(s) shall set the schedule following the time limits set forth above as closely as practical.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(e)    The arbitrator(s) will be guided, but not bound, by the IBA Rules on the Taking of Evidence in International Commercial Arbitration (www.ibanet.org).

(f)    The hearing will be concluded in ten (10) hearing days or less. Multiple hearing days will be scheduled consecutively to the greatest extent possible. A transcript of the testimony adduced at the hearing will be made available to either Party.

(g)    The arbitrator(s) shall decide the merits of any Dispute in accordance with the law governing this Agreement, without application of any principle of conflict of laws that would result in reference to a different law. The arbitrator(s) may not apply principles such as “amiable compositeur” or “natural justice and equity.”

(h)    The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based. The arbitrator(s) may award the costs and expenses of the arbitration as provided in the CPR Rules, but each bears its own attorney fees

(i)    The award may be entered and enforced in any court of competent jurisdiction. If a court is called upon to enforce an award in a court proceeding, the Parties consent to the court’s requiring the party resisting enforcement to pay the reasonable attorney’s fees and costs incurred in that proceeding by the Party seeking enforcement.

(j)    Any Party may seek emergency, interim, or provisional relief prior to the appointment of the arbitrator(s) from any court of competent jurisdiction, without waiver of the Agreements to mediate and arbitrate. After appointment of the arbitrator(s), any request for emergency, interim, or provisional relief shall either be addressed to the arbitrator(s), which shall have the power to enter an interim award granting relief using the standards provided by applicable law, or to a court, but only with the permission of the arbitrator(s). Any interim award of the arbitrator(s) may be enforced in any court of competent jurisdiction.

(k)    EACH PARTY WAIVES: (1) ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY, (2) WITH THE EXCEPTION OF RELIEF MANDATED BY STATUTE, ANY CLAIM TO PUNITIVE, EXEMPLARY, MULTIPLIED, INDIRECT, CONSEQUENTIAL OR LOST PROFITS/REVENUES DAMAGES, AND (3) ANY CLAIM FOR ATTORNEY FEES, COSTS AND PREJUDGMENT INTEREST.

Article 12

MISCELLANEOUS PROVISIONS

12.1    Entire Agreement. This Agreement and each of the Appendices hereto constitute and contain the entire understanding and Agreement of the Parties respecting the subject matter of this Agreement and cancels and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings and Agreements between the Parties, whether oral or written, regarding such subject matter.

12.2    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

12.3    Binding Effect. This Agreement and the rights granted herein shall be binding upon, and shall inure to the benefit of, RespiVert, Pulmatrix and their respective lawful successors and permitted assigns.

12.4    Assignment. Neither Party shall assign this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld) except that a Party may assign this Agreement to an Affiliate or to a successor in connection with the merger, consolidation or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

12.5    No Implied Licenses. No rights to any other patents, know-how or technical information, or other intellectual property rights, other than as explicitly identified herein, are granted or deemed granted by this Agreement. No right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.

12.6    No Waiver. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

12.7    Force Majeure. The failure of a Party to perform any obligation under this Agreement by reason of force majeure such as acts of God, acts of governments, terrorism, riots, wars, strikes, accidents or deficiencies in materials or transportation or other causes of a similar magnitude beyond its control shall not be deemed to be a breach of this Agreement. The Party which is affected by any force majeure shall contact the other Party for discussion of possible emergency measures.

12.8    Independent Contractors. Both Parties are independent contractors and not agents or employees of the other Party under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute RespiVert or Pulmatrix as partners or joint venturers with respect to this Agreement. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, Agreement or undertaking with any Third Party except as may be explicitly provided for herein or authorized in writing.

12.9    Notices and Deliveries. Any notices, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation, by email, or delivery by registered letter (or its equivalent) or delivery by certified overnight courier service, to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

If to Pulmatrix:

Pulmatrix, Inc.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

99 Hayden Avenue

Suite 390

Lexington, MA 02421

Attn: CEO

Email: rclarke@pulmatrix.com

with a copy to:

1)	Mr. Kevin O’Driscoll

Pulmatrix, Inc.

99 Hayden Avenue, Suite 390

Lexington, MA 02421

Email: kodriscoll@pulmatrix.com

2)	Rick Werner, Esq.

Haynes and Boone, LLP

30 Rockefeller Plaza

New York, NY 10112

Email: Rick.Werner@HaynesBoone.com

If to RespiVert:

Mats Olsson

Janssen Research & Development UK 50-

100 Holmers Farm Way

High Wycombe

Buckinghamshire

HP12 4DP

United Kingdom

Email: molsson1@its.jnj.com

with a copy to:

Chief Intellectual Property Counsel

Johnson & Johnson

One Johnson & Johnson Plaza

New Brunswick, NJ 08933

Email: jnjuspatent@corus.jnj.com

12.10    Headings. The captions to the sections and articles in this Agreement are not a part of this Agreement, and are included merely for convenience of reference only and shall not affect its meaning or interpretation.

12.11    Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

12.12    Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to its choice of laws or conflicts of laws provisions.

12.13    Advice of Counsel. Pulmatrix and RespiVert have each consulted with counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

12.14    Counterparts. This Agreement may be executed in two or more counterparts, or facsimile versions, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same Agreement.

12.15    Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement.

12.16    Compliance with Laws. The Parties shall comply with all applicable laws, rules, regulations and orders of the United States and applicable European countries and European supra-governmental organizations, and all jurisdictions and any agency or court thereof in connection with this Agreement and the transactions contemplated thereby.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date. The Agreement(s) may be executed in two (2) or more counterparts, each of which shall be an original, and all such counterparts together shall constitute the entire Agreement. Electronically signed and/or electronically transmitted signatures shall have the full force and effect of an original signature.

RESPIVERT LTD

By:

Name:

Title:

PULMATRIX, INC.

By:

Name:

Title:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

APPENDIX 1: RESPIVERT PATENTS

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P1094 (RSP5008) RV 1808 genus
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1094EP	Respivert Limited	08 April 2011	11729448.8			European Patent Application
RES-P1094JP	Respivert Limited	08 April 2011	2013-503179	07-Aug-15	5787977	Japan
RES-P1094US	Respivert Limited	08 April 2011	13/639,959	05-May-15	9,024,041	United States

RES-P1096 (RSP5006) RV 1837genus
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1096CHEP	Respivert Limited	01 April 2011	11713510.3	17-Dec-14	2556065	Switzerland
RES-P1096DEEP	Respivert Limited	01 April 2011	60 2011 012 290.8	17-Dec-14	2556065	Germany
RES-P1096ESEP	Respivert Limited	01 April 2011	11713510.3	17-Dec-14	2556065	Spain
RES-P1096FREP	Respivert Limited	01 April 2011	11713510.3	17-Dec-14	2556065	France
RES-P1096GBEP	Respivert Limited	01 April 2011	11713510.3	17-Dec-14	2556065	United Kingdom
RES-P1096ITEP	Respivert Limited	01 April 2011	11713510.3	17-Dec-14	2556065	Italy
RES-P1096JP	Respivert Limited	01 April 2011	2013/501951	18-Mar-16	5902668	Japan
RES-P1096USC1	Respivert Limited	01 April 2011	14/997,820			United States

RES-P1128 (RSP5011) Use of CRT compounds
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1128CHEP	Respivert Limited	17 June 2011	11729151.8	02-Nov-16	2582700	Switzerland
RES-P1128DEEP	Respivert Limited	17 June 2011	60 2011 031 908.6	02-Nov-16	2582700	Germany
RES-P1128FREP	Respivert Limited	17 June 2011	11729151.8	02-Nov-16	2582700	France
RES-P1128GBEP	Respivert Limited	17 June 2011	11729151.8	02-Nov-16	2582700	United Kingdom
RES-P1128IEEP	Respivert Limited	17 June 2011	11729151.8	02-Nov-16	2582700	Ireland

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P1128 (RSP5011) Use of CRT compounds
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1128JP	Respivert Limited	17 June 2011	2013-514789	22-Jul-16	5973426	Japan
RES-P1128US	Respivert Limited	17 June 2011	13/805,471	13-Jan-15	8,933,228	United States
RES-P1128USD1	Respivert Limited	17 June 2011	14/561,290			United States

RES-P1130 (RSP5012) RSV (use)
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1130US	Respivert Limited	17 June 2011	13/805,552	14-Jul-15	9,079,893	United States

RES-P1327 (RSP5015) RV1162 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1327AR	Respivert Limited	03 October 2012	P120103679			Argentina
RES-P1327ATEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Austria
RES-P1327AU	Respivert Limited	03 October 2012	AU 2012320300	05-Jan-17	2012320300	Australia
RES-P1327BEEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Belgium
RES-P1327BR	Respivert Limited	03 October 2012	BR1120140076944			Brazil
RES-P1327CA	Respivert Limited	03 October 2012	2846222			Canada
RES-P1327CHEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Switzerland
RES-P1327CL	Respivert Limited	03 October 2012	2014-813			Chile
RES-P1327CN	Respivert Limited	03 October 2012	201280048821.1	06-Jul-16	ZL201280048821.1	China
RES-P1327CO	Respivert Limited	03 October 2012	14-062.064	20-Nov-15	89865	Colombia
RES-P1327CR	Respivert Limited	03 October 2012	2014-192			Costa Rica
RES-P1327DEEP	Respivert Limited	03 October 2012	60 2012 017 389.0	20-Apr-16	2763984	Germany
RES-P1327DKEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Denmark
RES-P1327EA	Respivert Limited	03 October 2012	201490730	30-Jun-16	23650	Eurasian Patent (AM, AZ, BY, KG, KZ, MD, RY, TM & TJ)
RES-P1327EG	Respivert Limited	03 October 2012	241/2014			Egypt

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P1327 (RSP5015) RV1162 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1327ESEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Spain
RES-P1327FIEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Finland
RES-P1327FREP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	France
RES-P1327GBEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	United Kingdom
RES-P1327GC	Respivert Limited	03 October 2012	GC 2012-22448			Gulf Cooperation Council
RES-P1327GREP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Greece
RES-P1327GT	Respivert Limited	03 October 2012	A-2014-0054			Guatemala
RES-P1327HKEP	Respivert Limited	03 October 2012	15100008.3			Hong Kong
RES-P1327HN	Respivert Limited	03 October 2012	2014-000572			Honduras
RES-P1327ID	Respivert Limited	03 October 2012	P-00 2014 01907			Indonesia
RES-P1327IEEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Ireland
RES-P1327IL	Respivert Limited	03 October 2012	231025			Israel
RES-P1327IN	Respivert Limited	03 October 2012	709/MUMNP/ 2014			India
RES-P1327ITEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Italy
RES-P1327JO	Respivert Limited	25 September 2012	2012/283			Jordan
RES-P1327JPD1	Respivert Limited	31 March 2014	2015-89049	26-Jun-15	5765866	Japan
RES-P1327KR	Respivert Limited	03 October 2012	10-2014- 7007831			Korea, Republic of
RES-P1327LB	Respivert Limited	03 October 2012	9800			Lebanon
RES-P1327LK	Respivert Limited	03 October 2012	17594	26-Jan-15	17594	Sri Lanka
RES-P1327LUEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Luxembourg
RES-P1327MX	Respivert Limited	03 October 2012	MX/a/ 2014/004018	15-Sep-16	342168	Mexico
RES-P1327MY	Respivert Limited	03 October 2012	PI 2014700788			Malaysia
RES-P1327NI	Respivert Limited	03 October 2012	2014-000027			Nicaragua
RES-P1327NLEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Netherlands
RES-P1327NZ	Respivert Limited	03 October 2012	621440	28-May-15	621440	New Zealand
RES-P1327PE	Respivert Limited	03 October 2012	468.14			Peru
RES-P1327PH	Respivert Limited	03 October 2012	1-2014-500547			Philippines

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P1327 (RSP5015) RV1162 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1327PK	Respivert Limited	03 October 2012	667/2012			Pakistan
RES-P1327PLEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Poland
RES-P1327PTEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Portugal
RES-P1327SEEP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Sweden
RES-P1327SG	Respivert Limited	03 October 2012	11201400226U	12-Jul-16	11201400226U	Singapore
RES-P1327SV	Respivert Limited	03 October 2012	E-4697-2014			El Salvador
RES-P1327TH	Respivert Limited	03 October 2012	1401001804.0			Thailand
RES-P1327TREP	Respivert Limited	03 October 2012	12772383.1	20-Apr-16	2763984	Turkey
RES-P1327TW	Respivert Limited	03 October 2012	101136446	01-Dec-16	I560186	Taiwan
RES-P1327UA	Respivert Limited	03 October 2012	a201401655	29-Sep-16	113289	Ukraine
RES-P1327US	Respivert Limited	03 October 2012	14/349,345	18-Aug-15	9,108,950	United States
RES-P1327USC1	Respivert Limited	03 October 2012	14/795,957			United States
RES-P1327UY	Respivert Limited	03 October 2012	34.363			Uruguay
RES-P1327VN	Respivert Limited	03 October 2012	1-2014-01074			Vietnam
RES-P1327ZA	Respivert Limited	03 October 2012	2014/03204	27-Jan-16	2014/03204	South Africa
RES-P1331 (RSP5016) RV1162 genus
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1331CHEP	Respivert Limited	03 October 2012	12772382.3	27-Apr-16	2763983	Switzerland
RES-P1331DEEP	Respivert Limited	03 October 2012	60 2012 017 788.8	27-Apr-16	2763983	Germany
RES-P1331FREP	Respivert Limited	03 October 2012	12772382.3	27-Apr-16	2763983	France
RES-P1331GBEP	Respivert Limited	03 October 2012	12772382.3	27-Apr-16	2763983	United Kingdom
RES-P1331IEEP	Respivert Limited	03 October 2012	12772382.3	27-Apr-16	2763983	Ireland
RES-P1331JP	Respivert Limited	03 October 2012	2014-532481	14-Oct-16	6023204	Japan
RES-P1331US	Respivert Limited	03 October 2012	14/349,356	21-Oct-16	9,475,796	United States
RES-P1331USC1	Respivert Limited	03 October 2012	15/259,505			United States

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P1617 (RSP5040) RV7031 genus
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1617AR	Respivert Limited	13 February 2015	P150100448			Argentina
RES-P1617AU	Respivert Limited	13 February 2015	2015216705			Australia
RES-P1617CA	Respivert Limited	13 February 2015	2938924			Canada
RES-P1617CN	Respivert Limited	13 February 2015	201580019810.4			China
RES-P1617EP	Respivert Limited	13 February 2015	15706511.1			European Patent Application
RES-P1617IN	Respivert Limited	13 February 2015	201617028821			India
RES-P1617JP	Respivert Limited	13 February 2015	2016-551294			Japan
RES-P1617MX	Respivert Limited	13 February 2015	MX/A/ 2016/010571			Mexico
RES-P1617TW	Respivert Limited	13 February 2015	104104906			Taiwan
RES-P1617US	Respivert Limited	13 February 2015	15/118,708			United States

RES-P1819 (RSP5040WOPCT1) RV7031 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1819AR	Respivert Limited	13 February 2015	P150100447			Argentina
RES-P1819AU	Respivert Limited	13 February 2015	2015216957			Australia
RES-P1819BR	Respivert Limited	13 February 2015	BR112016015838-5			Brazil
RES-P1819CA	Respivert Limited	13 February 2015	2939355			Canada
RES-P1819CN	Respivert Limited	13 February 2015	201580008529.0			China
RES-P1819EA	Respivert Limited	13 February 2015	201691625			Eurasian Patent
RES-P1819EP	Respivert Limited	13 February 2015	15705797.7			European Patent Application
RES-P1819GC	Respivert Limited	15 February 2015	28928			Gulf Cooperation Council
RES-P1819IN	Respivert Limited	13 February 2015	201617023974			India
RES-P1819JO	Respivert Limited	15 February 2015	32/2015			Jordan
RES-P1819JP	Respivert Limited	13 February 2015	2016-550815			Japan

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P1819 (RSP5040WOPCT1) RV7031 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P1819KR	Respivert Limited	13 February 2015	10-2016- 7023275			Korea, Republic of
RES-P1819LB	Respivert Limited	13 February 2015	10566			Lebanon
RES-P1819MX	Respivert Limited	13 February 2015	MX/A/ 2016/10572			Mexico
RES-P1819PK	Respivert Limited	13 February 2015	73/2015			Pakistan
RES-P1819SG	Respivert Limited	13 February 2015	11201607058P			Singapore
RES-P1819TW	Respivert Limited	13 February 2015	104104905			Taiwan
RES-P1819US	Respivert Limited	13 February 2015	14/622,368	20-Sep-16	9,447,076	United States
RES-P1819USC1	Respivert Limited	13 February 2015	15/253,141			United States
RES-P1819USC2	Respivert Limited	13 February 2015	15/457,810			United States
RES-P1819UY	Respivert Limited	13 February 2015	35998			Uruguay
RES-P1819VE	Respivert Limited	13 February 2015	2015-000156			Venezuela

RES-P2078 (RSP5052) RV1162 amorphous spray dried
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P2078EPp	Respivert Limited	21 November 2016	16199859.6			European Patent Application

RES-P893 (RSP5004WOPCT) RV568 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P893ALEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Albania
RES-P893ATEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Austria
RES-P893AU	Respivert Limited	02 October 2009	2009299554.0	06-Mar-14	2009299554	Australia
RES-P893BAEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Bosnia & Herzegovina
RES-P893BEEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Belgium
RES-P893BGEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Bulgaria
RES-P893BR	Respivert Limited	02 October 2009	PI0920840-2			Brazil
RES-P893CA	Respivert Limited	02 October 2009	2,738,827	28-Feb-17	2/738,827	Canada

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P893 (RSP5004WOPCT) RV568 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P893CHEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Switzerland
RES-P893CN	Respivert Limited	02 October 2009	200980139617.9	25-Jun-14	ZL200980139617.9	China
RES-P893CYEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Cyprus
RES-P893CZEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Czech Republic
RES-P893DEEP	Respivert Limited	02 October 2009	602009016688.3	26-Jun-13	2350047	Germany
RES-P893DKEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Denmark
RES-P893EA	Respivert Limited	02 October 2009	201170520.0	30-Apr-14	19590	Eurasian Patent (AM, AZ, BY, KG, KZ, MD, RU, TM & TJ)
RES-P893EEEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Estonia
RES-P893ESEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Spain
RES-P893FIEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Finland
RES-P893FREP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	France
RES-P893GBEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	United Kingdom
RES-P893GREP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Greece
RES-P893HKEP	Respivert Limited	02 October 2009	11112365.9	25-Oct-13	1157781	Hong Kong
RES-P893HREP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Croatia
RES-P893HUEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Hungary
RES-P893IEEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Ireland
RES-P893IN	Respivert Limited	02 October 2009	861/MUMNP/ 2011			India
RES-P893ISEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Iceland
RES-P893ITEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Italy
RES-P893JP	Respivert Limited	02 October 2009	2011-529636	04-Jul-14	5571088	Japan
RES-P893KR	Respivert Limited	02 October 2009	10-2011- 7009956	21-Sep-16	10-1660266	Korea, Republic of
RES-P893LTEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Lithuania
RES-P893LUEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Luxembourg
RES-P893LVEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Latvia
RES-P893MCEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Monaco

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P893 (RSP5004WOPCT) RV568 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P893MEEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Montenegro
RES-P893MKEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Macedonia, The Former Yugoslav Republic of
RES-P893MTEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Malta
RES-P893MX	Respivert Limited	02 October 2009	MX/a/ 2011/003552	22-Nov-13	315689	Mexico
RES-P893NLEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Netherlands
RES-P893NOEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Norway
RES-P893NZ	Respivert Limited	02 October 2009	591426.0	22-Mar-13	591426	New Zealand
RES-P893PLEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Poland
RES-P893PTEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Portugal
RES-P893ROEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Romania
RES-P893RSEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Serbia
RES-P893SEEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Sweden
RES-P893SIEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Slovenia
RES-P893SKEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Slovakia
RES-P893SMEP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	San Marino
RES-P893TREP	Respivert Limited	02 October 2009	09736271.9	26-Jun-13	2350047	Turkey
RES-P893US	Respivert Limited	02 October 2009	13/121,445	23-Oct-12	8,293,771	United States

RES-P904 (RSP5004WOPCT1) RV568 genus I
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P904CHEP	Respivert Limited	02 October 2009	09785724.7	26-Feb-14	2350049	Switzerland
RES-P904DEEP	Respivert Limited	02 October 2009	602009022057.8	26-Feb-14	2350049	Germany
RES-P904ESEP	Respivert Limited	02 October 2009	09785724.7	26-Feb-14	2350049	Spain
RES-P904FREP	Respivert Limited	02 October 2009	09785724.7	26-Feb-14	2350049	France
RES-P904GBEP	Respivert Limited	02 October 2009	09785724.7	26-Feb-14	2350049	United Kingdom
RES-P904ITEP	Respivert Limited	02 October 2009	09785724.7	26-Feb-14	2350049	Italy

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P904 (RSP5004WOPCT1) RV568 genus I
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P904US	Respivert Limited	02 October 2009	13/121,999	23-Oct-12	8,293,748	United States
RES-P904USC1	Respivert Limited	02 October 2009	13/616,696	31-Dec-13	8,618,140	United States
RES-P904USC2	Respivert Limited	02 October 2009	14/139,982	10-Mar-15	8,975,285	United States

RES-P905 (RSP5004WOPCT2) RV568 genus II
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P905CHEP	Respivert Limited	11 December 2009	09768546.5	10-Aug-16	2370428	Switzerland
RES-P905DEEP	Respivert Limited	11 December 2009	09768546.5	10-Aug-16	2370428	Germany
RES-P905FREP	Respivert Limited	11 December 2009	09768546.5	10-Aug-16	2370428	France
RES-P905GBEP	Respivert Limited	11 December 2009	09768546.5	10-Aug-16	2370428	United Kingdom
RES-P905IEEP	Respivert Limited	11 December 2009	09768546.5	10-Aug-16	2370428	Ireland
RES-P905JP	Respivert Limited	11 December 2009	2011-540219	26-Dec-14	5670912	Japan
RES-P905US	Respivert Limited	11 December 2009	13/133,998	30-Oct-12	8,299,073	United States

RES-P922 (RSP5003) Flu mechanism of action
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P922AU	Respivert Limited	10 December 2010	2010329645	10-Sep-15	2010329645	Australia
RES-P922CN	Respivert Limited	10 December 2010	201080063651.5	19-Nov-14	ZL201080063651.5	China
RES-P922EP	Respivert Limited	10 December 2010	10788125.2			European Patent Application
RES-P922IN	Respivert Limited	10 December 2010	1683/MUMNP/ 2012			India

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P922 (RSP5003) Flu mechanism of action
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P922JPD1	Respivert Limited	10 December 2010	2016-017330			Japan
RES-P922USC1	Respivert Limited	10 December 2010	14/883,464			United States

RES-P923 (RSP5010) HRV use
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P923AU	Respivert Limited	17 June 2011	2011266797	15-Oct-15	2011266797	Australia
RES-P923CN	Respivert Limited	17 June 2011	201180029803.4			China
RES-P923EP	Respivert Limited	17 June 2011	11729150.0			European Patent Application
RES-P923IN	Respivert Limited	17 June 2011	13/MUMNP/ 2013			India
RES-P923JP	Respivert Limited	17 June 2011	514787/13			Japan
RES-P923USC1	Respivert Limited	17 June 2011	14/924,541			United States

RES-P928 (RSP5004WOPCT3) RV1088 species
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P928CHEP	Respivert Limited	01 April 2010	10711930.7	30-Mar-16	2414347	Switzerland
RES-P928DEEP	Respivert Limited	01 April 2010	60 2010 031 673.4	30-Mar-16	2414347	Germany
RES-P928FREP	Respivert Limited	01 April 2010	10711930.7	30-Mar-16	2414347	France
RES-P928GBEP	Respivert Limited	01 April 2010	10711930.7	30-Mar-16	2414347	United Kingdom
RES-P928IEEP	Respivert Limited	01 April 2010	10711930.7	30-Mar-16	2414347	Ireland
RES-P928JP	Respivert Limited	01 April 2010	2012-502808	29-May-15	5751640	Japan
RES-P928US	Respivert Limited	01 April 2010	13/262,266	04-Feb-14	8,642,773	United States
RES-P928USD1	Respivert Limited	01 April 2010	14/171,198	26-Jan-16	9,242,960	United States

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RES-P930 (RSP5004WOPCT4) RV1088 genus
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P930CHEP	Respivert Limited	11 December 2009	09771766.4	20-Apr-16	2370429	Switzerland
RES-P930DEEP	Respivert Limited	11 December 2009	60 2009 038 022.8	20-Apr-16	2370429	Germany
RES-P930FREP	Respivert Limited	11 December 2009	09771766.4	20-Apr-16	2370429	France
RES-P930GBEP	Respivert Limited	11 December 2009	09771766.4	20-Apr-16	2370429	United Kingdom
RES-P930IEEP	Respivert Limited	11 December 2009	09771766.4	20-Apr-16	2370429	Ireland
RES-P930JPD1	Respivert Limited	11 December 2009	2014-187591	01-Jul-16	5959587	Japan
RES-P930US	Respivert Limited	11 December 2009	13/139,010	30-Oct-12	8,299,074	United States

RES-P962 (RSP5007) Bayer Selection
Case Number	Applicant Name	Application Date	Application Number	Registration Date	Registration Number	Country
RES-P962CHEP	Respivert Limited	08 April 2011	11714382.6	24-Feb-16	2556067	Switzerland
RES-P962DEEP	Respivert Limited	08 April 2011	60 2011 023 391.2	24-Feb-16	2556067	Germany
RES-P962FREP	Respivert Limited	08 April 2011	11714382.6	24-Feb-16	2556067	France
RES-P962GBEP	Respivert Limited	08 April 2011	11714382.6	24-Feb-16	2556067	United Kingdom
RES-P962IEEP	Respivert Limited	08 April 2011	11714382.6	24-Feb-16	2556067	Ireland
RES-P962JP	Respivert Limited	08 April 2011	503177/13	07-Aug-15	5787976	Japan
RES-P962US	Respivert Limited	08 April 2011	13/639,887	16-Feb-16	9,260,410	United States
RES-P962USC1	Respivert Limited	08 April 2011	14/988,824			United States

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

APPENDIX 2: PRESS RELEASE

Re

June XX, 2017

Pulmatrix Licenses Novel Drug Candidates from RespiVert Ltd., a wholly owned subsidiary of Janssen Biotech, Inc.

The novel compounds target an enzyme involved in both inflammation and cancer, and may offer a new approach for treating respiratory diseases

LEXINGTON, MA — Pulmatrix, Inc. (NASDAQ: PULM), a clinical stage biopharmaceutical company developing innovative inhaled therapies to address serious pulmonary diseases, today announced that it has entered into an exclusive, worldwide license agreement with RespiVert Ltd., a wholly owned subsidiary of Janssen Biotech, Inc. Through the agreement, Pulmatrix gains access to a portfolio of novel drug candidates in a class called kinase inhibitors that the company plans to develop.

Kinase inhibitors are chemical entities that block so-called kinase enzymes, which are involved in inflammation or cancer.

“We believe these innovative compounds licensed from RespiVert Ltd. will offer a new approach for treating lung inflammation in diseases like chronic obstructive pulmonary disease (COPD), asthma, and idiopathic pulmonary fibrosis (IPF),” said Pulmatrix CEO Robert Clarke, PhD. “They are also perfectly suited for formulation with our iSPERSE technology.”

Professor Peter J Barnes, Margaret Turner-Warwick Professor of Medicine and the Head of Respiratory Medicine at Imperial College, London, stated “Kinase inhibitors could be a very promising step forward for treating COPD and severe asthma. Coupled with the innovative iSPERSE technology to facilitate delivery to the site of disease within the lung, Pulmatrix is poised to improve the available therapeutic landscape for these patients in need.”

The key advance in the iSPERSE approach is a dry powder that “flies” easily into the lungs and can work with virtually any drug class ranging from small molecules to biologics. Drugs attached to the particles are thus delivered to the lungs with very high efficiency including small molecules like the Respivert kinase inhibitors.

Pulmatrix is already developing inhaled drugs for COPD and fungal infections. “These new compounds will significantly expand what we believe is already an impressive pipeline of drug candidates,” said Clarke. “Because these compounds have already been explored in a Phase I program, we envision that we will be able to quickly move to clinical proof-of-concept studies.”

Under the terms of the agreement, which covers both respiratory and oncology uses of the drug candidates, Pulmatrix will assume all development and commercialization activities worldwide.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

About Pulmatrix

Pulmatrix is a clinical stage biopharmaceutical company developing innovative inhaled therapies to address serious pulmonary disease using its patented iSPERSE™ technology. The Company’s proprietary product pipeline is focused on advancing treatments for lung diseases, including opportunities in major pulmonary diseases through collaborations, like PUR0200, a branded generic in clinical development for chronic obstructive pulmonary disease (COPD) and PUR1900, an inhaled antifungal that could benefit severe asthmatics and patients with rare disease like cystic fibrosis. Pulmatrix’s product candidates are based on iSPERSE™, its proprietary dry powder delivery platform, which seeks to improve therapeutic delivery to the lungs by maximizing local concentrations and reducing systemic side effects to improve patient outcomes.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions that such statements involve risks and uncertainties that may materially affect the Company’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the Company’s ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the Company’s products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s annual report on Form 10-K filed by the Company with the Securities and Exchange Commission on March 10, 2016. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact

Robert Clarke, CEO

(781) 357-2333

rclarke@pulmatrix.com

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

APPENDIX 3: RESPIVERT MATERIALS

Compound (Clinical Product)	Approximate Quantity	Comments	Anticipated Shipment Date	Facility

RV568 API (microfine) Batch 497395	467 g	Manufacturing Complete	Within 60 days from date of signature of Supply Agreement	Janssen FPO site @ Beerse, Belgium

RV1162 API (microfine) Batch 497842	478 g	Manufacturing Complete	Within 60 days from date of signature of Supply Agreement	Janssen FPO site @ Beerse, Belgium

RV1162 API (free base)	2 kg	Manufacturing To Be Completed	Anticipated Manufacturing 4Q2017	Janssen FPO site @ Beerse, Belgium

RV7031 API (free base)	Lab Quantities	Manufacturing Complete	Within 60 days from date of signature of Supply Agreement	Janssen FPO site @ Beerse, Belgium